UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Income Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

June 6, 2018

Dear Stockholder:

An annual meeting of the stockholders of BlackRock Income Trust, Inc. (the “Fund” or “BKT”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 30, 2018, at 8:00 a.m. (Eastern time), to consider and vote on the proposals discussed in the enclosed proxy statement.

The purpose of the meeting is (i) to seek stockholder approval of the nominees named in the enclosed proxy statement to the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of the Fund and (ii) to vote on a stockholder proposal as described in the enclosed proxy statement, if properly presented at the meeting (the “Stockholder Proposal”). The Board has unanimously approved the nominees named in the enclosed proxy statement on behalf of the Fund (the “Board Nominees”), subject to approval by the Fund’s stockholders. The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board Members responsible for the Fund recommend that you vote “FOR” the Board Nominees and “AGAINST” the Stockholder Proposal. In connection with your vote, we urge you to read the full text of the enclosed proxy statement.

You have received this proxy statement because you were a stockholder of record of the Fund on May 31, 2018 (the “Record Date”). Certain other BlackRock Closed-End Funds will also hold annual meetings of stockholders at the place and on the date stated above, but at a different time. If you were also a stockholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a stockholder of record or sign, date and return each proxy card you receive from us.

Your vote is important. Attendance at the annual meeting will be limited to the Fund’s stockholders as of the Record Date. If you are a record holder of the Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered stockholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-541-3547.

Sincerely,

Janey Ahn

Secretary of the Fund

40 East 52nd Street, New York, NY 10022

IMPORTANT INFORMATION

FOR FUND STOCKHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the proxy statement?

A:	The Fund is required to hold an annual meeting of stockholders for the election of Board Members. This proxy statement describes (i) the proposal to approve the nominees to the Board of the Fund and (ii) a stockholder proposal to be acted upon if properly presented at the meeting (the “Stockholder Proposal”). This proxy statement also provides you with other information relating to the meeting. The table starting on page 7 of the proxy statement identifies the Board Members, including the Board Nominees.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all stockholders to participate in the governance of the Fund. Your vote can help ensure that the Board Nominees will be elected.

Q:	How does the Board recommend that I vote?

A:	The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Fund and its investment adviser. The Board has approved the Board Nominees named in the proxy statement, believes their election is in your best interest and unanimously recommends that you vote “FOR” each Board Nominee.

For the reasons set forth herein under “Opposing Statement of the Board of Directors and BlackRock,” the Board, including the Board Members who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended), recommends a vote “AGAINST” the Stockholder Proposal.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card or on the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 30, 2018 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of the Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered stockholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Is the Fund paying for the cost of the proxy statement?

A:	The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

The Fund and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $61,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Fund’s proxy solicitor, toll free at 1-866-541-3547.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” the Stockholder Proposal. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 6, 2018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 30, 2018

To the Stockholders:

An annual meeting of the stockholders of BlackRock Income Trust, Inc. (the “Fund” or “BKT”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 30, 2018, at 8:00 a.m. (Eastern time), to consider and vote on the proposals, as more fully described in the accompanying proxy statement:

PROPOSAL 1.	To elect to the Board (defined below) of the Fund the nominees named in the accompanying proxy statement.

PROPOSAL 2.	If properly presented at the meeting, to vote on a stockholder proposal (“Stockholder Proposal”).

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is (i) to seek stockholder approval of the nominees named in the accompanying proxy statement to the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of the Fund and (ii) to act on the Stockholder Proposal, if properly presented at the meeting.

The Board has unanimously approved the nominees on behalf of the Fund (the “Board Nominees”), subject to approval by the Fund’s stockholders. The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board unanimously recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

The Board, including the Board Members who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended), unanimously recommends a vote “AGAINST” the Stockholder Proposal.

Stockholders of record of the Fund as of the close of business on May 31, 2018 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

Certain other BlackRock Closed-End Funds will also hold their annual meetings of stockholders at the place and on the date stated above, but at a different time. If you were also a stockholder of record on the Record Date of one or more of such other funds (collectively, with the Fund, the “Funds”), you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a stockholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposals to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-541-3547.

By Order of the Board,

Janey Ahn

Secretary of the Fund

40 East 52nd Street, New York, NY 10022

ANNUAL MEETING OF STOCKHOLDERS

July 30, 2018

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Income Trust, Inc. (the “Fund” or “BKT”). The proxies will be voted at the annual meeting (the “meeting”) of stockholders of the Fund and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 30, 2018, at 8:00 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders to be Held on July 30, 2018.

Distribution to stockholders of this Proxy Statement and the accompanying materials, or the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 30, 2018 (the “Notice of Internet Availability of Proxy Materials”), will commence on or about June 6, 2018.

The Fund is organized as a Maryland corporation and is a closed-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

Stockholders of record of the Fund as of the close of business on May 31, 2018 (the “Record Date”) are entitled to notice of and to vote at the Fund’s annual meeting of stockholders and at any and all adjournments, postponements or delays thereof. Stockholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of shares outstanding of the Fund as of the close of business on the Record Date and the managed assets of the Fund on the Record Date are 63,797,112 and $603,577,711, respectively. “Managed assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage). Except as set forth in Appendix F, to the knowledge of the Fund, as of April 30, 2018, no person was the beneficial owner of more than five percent of a class of the Fund’s outstanding shares.

Even if you plan to attend the meeting, please sign, date and return the enclosed proxy card. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card or Notice of Internet Availability of Proxy Materials. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a stockholder has specified a choice on that stockholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposals, the shares will be voted “FOR” Proposal 1 and “AGAINST”

Proposal 2. Stockholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposals at any time before a vote is taken on the proposals by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds will also hold their annual meetings of stockholders at the place and on the date stated above, but at a different time. If you were also a stockholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a stockholder of record or sign, date and return each proxy card you receive from us.

If you are a record holder of the Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-541-3547.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the Delaware address and phone number provided on the prior page.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” the Stockholder Proposal. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2018.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-29923

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for the Fund.

Nominees for the Fund. The Board consists of ten Board Members, eight of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Board Members”). The Fund divides its Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.

Under this classified board structure, generally only those Board Members in a single class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board and effect a change in control under normal circumstances. The Board believes that it is in the best interest of the Fund, as a closed-end, exchange traded investment company subject to extensive regulation by the SEC, to continue to have a classified board structure. The Board believes that a classified board structure provides the Fund and its stockholders with important benefits. The Board believes that a classified board structure promotes continuity of experiences and an orderly succession of Board Members by ensuring that at any given time there are experienced board members serving on the Board who are familiar with the Fund, its business, operations and investment and compliance policies, and its relationships with its services providers. Specifically, the Board believes that a classified board structure: (a) creates a more experienced Board that is better able to identify and accomplish long-term objectives in supervising the management of the Fund; (b) enhances the independence of the Independent Board Members by providing them with a three-year term of office, so they are better positioned to make decisions that are in the best long-term interest of the Fund and its stockholders; (c) strengthens the Fund’s ability to attract and retain qualified individuals who are willing to make multi-year commitments to the Fund and to develop a deep understanding of the Fund; (d) allows new Board Members an opportunity to gain knowledge from experienced Board Members; (e) helps prevent complete changes in control and corresponding changes in fund philosophy in any one year; and (f) protects against abrupt changes in the Fund based on the short-term objectives of stockholders who may seek to implement an agenda that is contrary to the long-term interest of Fund stockholders.

The Board further believes that the considerations with respect to classified boards in the closed-end, exchange traded investment company context are different than those for traditional operating companies, and in this regard notes that the classified board structure is expressly acknowledged by the 1940 Act, the principal regulatory regime governing the Fund and its operations. The role of a board of a closed-end, exchange traded investment company is different in material respects to the role of a board of directors of a traditional operating company. For example, an investment company’s board has the primary responsibility for oversight of the fund’s service providers and management of conflicts of interest involving the fund, including oversight of the fund’s investment advisory arrangements. A traditional operating company does not have investment advisers and is not subject to the same types of conflicts of interests that an investment company’s board must oversee. Additionally, an investment company registered pursuant to the 1940 Act is subject to extensive regulation with respect to governance and operations that requires independence of its board members and makes them accountable to stockholders. In contrast, operating companies are not subject to these board independence requirements. Accordingly, the Board believes that a classified board structure is consistent with good corporate governance, which depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of the Fund.

The Class II Board Members, who are Frank J. Fabozzi, Catherine A. Lynch and Karen P. Robards, are standing for election this year. Each Class II Board Member elected at the meeting will serve until the later of the date of the 2021 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

Effective February 16, 2018, the Board appointed Robert Fairbairn as a Class III Board Member to fill the vacancy created by the resignation of a Class III Board Member. The Board has determined that it is desirable for Mr. Fairbairn to stand for election this year to serve out the term of the vacancy to which he was appointed. If Mr. Fairbairn is elected at the meeting, he will serve as a Class III Board Member until the later date of the 2019 annual meeting (when all of the Class III Board Members stand for election) or until his successor is elected and qualifies, or until his death, resignation, retirement or removal.

The Board recommends a vote “FOR” the election of Frank J. Fabozzi, Robert Fairbairn, Catherine A. Lynch and Karen P. Robards. The nominees to the Board are collectively referred to herein as the “Board Nominees.” To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees for election to the Board and sets forth certain biographical information about the Board Members, including the Board Nominees. Please note that only the Class II Board Members, together with Robert Fairbairn as nominee for election as a Class III Board Member, are standing for election this year. Each Board Nominee was reviewed by the Governance and Nominating Committee (the “Governance Committee”) of the Board and nominated by the full Board. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of the Board. All of the closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Fund, are referred to collectively as the “Closed-End Complex” or “BlackRock Closed-End Funds.”

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees†

Richard E. Cavanagh 1946	Chair of the Board and Director	2019; from 2007 to present	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None

Karen P. Robards(2) 1950	Vice Chair of the Board and Director	2018; from 2007 to present	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Michael J. Castellano 1946	Director	2020; from 2011 to present	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None

Cynthia L. Egan 1955	Director	2019; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(2) 1948	Director	2018; from 2007 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None

R. Glenn Hubbard 1958	Director	2020; from 2007 to present	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
W. Carl Kester 1951	Director	2020; from 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None

Catherine A. Lynch(2) 1961	Director	2018; from 2016 to present

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University

from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

				75 RICs consisting of 75 Portfolios	None
Interested Board Members/Nominees††
Robert Fairbairn(3) 1965	Director	2019; from 2018 to present	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 311 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
John M. Perlowski 1964	Director, President and Chief Executive Officer	2020; Director from 2014 to present; Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 311 Portfolios	None

*	Date shown is the earliest date a person has served for the Fund. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Fund’s Board in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs consisting of 75 Portfolios. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex of BlackRock registered open-end funds.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.
††	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(2)	Class II Board Member and Board Nominee.
(3)	Class III Board Member and Board Nominee.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund’s By-laws. Furthermore, in determining that a particular

Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Board.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Fund and the Fund’s investment advisor enhances his service as Chair of the Board and Chair of the Executive Committee and as a member of the Governance Committee, Compliance Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Karen P. Robards*	The Board benefits from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Fund’s investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Board with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the Board also provides her with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as Chair of the Fund’s Audit Committee. Ms. Robards’s independence from the Fund and the Fund’s investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee and Governance Committee.

Michael J. Castellano	The Board benefits from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Mr. Castellano’s independence from the Fund and the Fund’s investment advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Cynthia L. Egan	Ms. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Fund and the Fund’s investment advisor enhances her service as Chair of the Fund’s Compliance Committee and as a member of the Fund’s Performance Oversight Committee and Governance Committee.

Board Members/Nominees	Experience, Qualifications and Skills

Frank J. Fabozzi*	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations and the business and regulatory issues facing the Fund. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Dr. Fabozzi’s independence from the Fund and the Fund’s investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Fund’s investment advisor enhances his service as Chair of the Governance Committee and a member of the Compliance Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills

W. Carl Kester	The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Dr. Kester’s independence from the Fund and the Fund’s investment advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Catherine A. Lynch*	Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of the Fund’s Audit Committee. Ms. Lynch’s independence from the Fund and the Fund’s investment advisor enhances her service as a member of the Performance Oversight Committee and Governance Committee.

Robert Fairbairn**	Mr. Fairbairn is a Senior Managing Director of BlackRock, Inc., who oversees the Strategic Partner Program responsible for the firm’s largest client relationships and the Strategic Product Management Group responsible for the firm’s overall product strategy and product suite. Mr. Fairbairn is a member of BlackRock’s Global Executive Committee, Global Operating Committee and co-chairs the Human Capital Committee. From 2012 to 2016, Mr. Fairbairn served as the global head of the Retail and iShares businesses. Prior to that, he served as head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as board member for the BlackRock Equity-Bond and the BlackRock Equity-Liquidity mutual fund families.

Board Members/Nominees	Experience, Qualifications and Skills

John M. Perlowski	Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Fund since 2011 provides him with a strong understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Fund’s Executive Committee. Mr. Perlowski also serves as board member for the BlackRock Equity-Bond and the BlackRock Equity-Liquidity mutual fund families.

*	Class II Board Member and Board Nominee.
**	Class III Board Member and Board Nominee.

Board Leadership Structure and Oversight

The Board consists of ten Board Members, eight of whom are Independent Board Members. The investment companies registered under the 1940 Act that are advised by the Advisor are composed of the Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds. The Fund is included in the Closed-End Complex. The Board Members also oversee the operations of other closed-end investment companies registered under the 1940 Act that are included in the Closed-End Complex as directors or trustees.

The Board has overall responsibility for the oversight of the Fund. The Chair of the Board and the Chief Executive Officer are two different people. Not only is the Chair of the Board an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Board has five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Fund does not have a compensation committee because its executive officers, other than the Fund’s Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Fund and the CCO’s compensation is comprehensively reviewed by the Board. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Fund’s management, in executive sessions or with other service providers to the Fund. The Board has regular in-person meetings five times a year, including a meeting to consider the approval of the Fund’s investment management agreement and, if necessary, may hold special meetings before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	increases the independent oversight of the Fund and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Fund’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between stockholders and the Board; and

•	provides an independent spokesperson for the Fund.

The Board has engaged the Advisor to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision by the Advisor. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for the Fund’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Fund as of April 30, 2018 is set forth in Appendix B.

Attendance of Board Members at Annual Stockholders’ Meetings. It is the policy of the Fund to encourage Board Members to attend the annual stockholders’ meeting. All but two of the incumbent Board Members of the Fund attended last year’s annual stockholders’ meeting.

Board Meetings. During the calendar year 2017, the Board met nine times. Additionally, during the fiscal year ended August 31, 2017, the Board met 8 times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Board Member served during the Fund’s most recently completed full fiscal year.

Standing Committees of the Board. Information relating to the various standing Committees of the Board is set forth in Appendix C.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Fund’s Board Members, executive officers, persons who own more than ten percent of a registered class of the Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Fund with copies of all such reports. To the best of the Fund’s knowledge, based solely on a review of copies of such reports furnished to the Fund during the Fund’s most recent fiscal year and representations from these Section 16 insiders with respect to the Fund’s most recent fiscal year, the Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year. However, due to administrative error, the Fund’s portfolio managers Matthew Kraeger and Ron Sion each had one filing made on their behalf that underreported an acquisition, which error was corrected only after the deadline for reporting the acquisition had passed.

Executive Officers of the Fund. Information about the executive officers of the Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

The Board recommends that you vote “FOR” the election of each Board Nominee to the Board of the Fund.

PROPOSAL 2—STOCKHOLDER PROPOSAL

A stockholder of the Fund, Mr. Richard Wachterman (the “Proponent”), whose address and number of shares will be furnished by the Fund upon request, has informed the Fund that he intends to submit Proposal 2 at the Meeting and has requested that the Fund include Proposal 2 in the Fund’s proxy materials. The non-binding stockholder proposal and the supporting statement for it (the “Supporting Statement”), exactly as received by the Fund, are set forth below and are followed by the Board’s explanation of its reasons for opposing Proposal 2. The statement below comparing the Fund’s performance to its custom benchmark is provided by Broadridge and is based on Lipper data as of December 31, 2016. Lipper’s standard methodology calculates total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. In contrast, the custom benchmark graph on page G-5 of this proxy statement is based on data as of August 31, 2017, and calculates annualized total return using the Fund’s actual dividend reinvestment prices.

The Board unanimously recommends that you vote “AGAINST” Proposal 2.

Proposal:

RESOLVED, that the shareholders of BlackRock Income Trust Inc. (“Fund”) request that the Board of Directors authorize a self-tender offer for all outstanding common shares of the Fund at or within 2% of net asset value. If more than 50% of the Fund’s outstanding common shares are submitted for tender, the Board is requested to cancel the tender offer and take those steps that the Board is required to take to cause the Fund to be liquidated or converted to (or merged with) an exchange traded fund or an open-end mutual fund.

Supporting Statement:

“The performance of a mutual fund compared to its category average is an important measure of a fund management’s success. The Fund’s performance compared to its category average for the period from 2012 to 2016 was substandard, as seen in the following data drawn from the Fund’s annual reports.

Year ending	Fund Performance (nav)	Lipper US Closed-End Mortgage Funds Category Performance (nav)
August 31, 2012	6.24%	13.18%
August 31, 2013	(1.45)%	5.49%
August 31, 2014	6.05%	13.06%
August 31, 2015	3.56%	2.91%
August 31, 2016	3.64%	5.27%

After these years of the Fund substantially underperforming the Lipper US Closed End Mortgage Fund Category, and after a shareholder proposal in 2017 noted this poor performance, Fund management ceased showing this comparison in the Fund’s annual report.

In response to the 2017 shareholder proposal, Fund management responded that “the Board has historically considered alternative measures of performance when evaluating the Fund.”

Regarding alternative measures of performance for evaluating the Fund, the Fund’s Annual Report dated August 31, 2017 states that the Fund underperformed its Broadridge Performance Universe and customized benchmark for each of the one-, three- and five-year periods reported. The Fund’s investment adviser has stated that it “believes that performance relative to the customized benchmark is an appropriate performance metric for the [Fund].”

Shareholders deserve good performance from their Fund. When a Fund’s performance is substandard, shareholders should be able to redeem their shares without having to suffer a steep discount in a market sale.”

OPPOSING STATEMENT OF THE FUND’S BOARD OF DIRECTORS AND BLACKROCK

The Board, including the Independent Board Members, has carefully considered Proposal 2 and concluded that Proposal 2 is not in the best interests of the Fund and its stockholders but rather would be harmful to the Fund and its stockholders. The Lipper U.S. Mortgage Funds Peer Group (the “Lipper Peer Group”) performance comparison, presented by the Proponent, is not an “apples-to-apples” comparison, given that the Fund is the only high-quality fund in its Lipper Peer Group and all of the other funds in the Lipper Peer Group involve greater credit risk than the Fund.

The Board unanimously opposes Proposal 2 and strongly urges all stockholders to vote “AGAINST” Proposal 2. The reasons for the Board’s unanimous recommendation are as follows and are described in further detail in Appendix G:

Since its inception nearly 30 years ago, the Fund has consistently operated true to its high-quality mandate to serve investors seeking a high credit quality investment alternative.

The Fund is the only mortgage closed-end fund that invests primarily in high-quality securities, which are defined as AAA-rated bonds, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, and cash and cash equivalents.

As of February 28, 2018, approximately 99% of the Fund’s portfolio consisted of high-quality securities. In contrast, other mortgage closed-end funds allocate a significant percentage of their portfolios to riskier, lower credit quality securities, such as non-agency residential mortgage-backed securities (“MBS”).

The Fund has outperformed its benchmark index over the six month, 1-, 3-, 5- and 10-year periods.

Annualized Total Return v. FTSE Mortgage Index (“FTSE Index”) as of February 28, 2018(1)

(1)

FTSE Mortgage Index (f/k/a Citigroup Mortgage Index). Results are annualized for periods greater than one year. Past performance is not indicative of future results. You cannot invest directly in an unmanaged index.

(2)	Source: BlackRock as of 2/28/18. All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(3)

This unmanaged index includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization. This unmanaged index is not adjusted for leverage.

Proposal 2 is the Proponent’s second aggressive proposal that would permanently damage the Fund and harm long-term shareholders in order for the Proponent to realize a premium to market price for himself.

The Proponent’s previous shareholder proposal, which similarly sought to effectuate dramatic change to the Fund in 2017, failed to receive the support of long-term stockholders. The Board believes that this indicates that most long-term stockholders value the Fund as one of the few closed-end funds providing a high-quality bond alternative to investors and understand that the Fund has performed appropriately for its investment objective and high-quality bias.

An aggressive tender offer such as this would have negative repercussions to the Fund.

Among other considerations, a large tender offer could:

∎	Reduce the value of stockholders’ investments by forcing the Fund to liquidate assets and sell attractive positions
∎	Require the Fund to incur significant transactional costs, which could increase the Fund’s expense ratios
∎	Harm the Fund’s future earnings, which could negatively impact the Fund’s monthly distribution rate
∎	Eliminate the Fund’s viability as a closed-end fund
∎	Potentially obligate the Fund to make structural changes that could be costly or impractical

The Board believes that liquidating the Fund or converting it to (or merging it with) an open-end fund or ETF would not be in the best interests of the Fund’s stockholders.

Each of the alternatives could only be accomplished with additional time and expense and comes with negative consequences, none of which are addressed by the Proponent.

These negative consequences include, but are not limited to:

∎	Higher costs
∎	Adverse tax consequences for stockholders in taxable accounts
∎	Operational complexities
∎	The loss of one of the few closed-end funds in the industry that provides a high-quality bond alternative to investors

Please see Appendix G for additional information regarding the Fund’s performance and for further details regarding the Board’s recommendation “AGAINST” Proposal 2.

After taking the foregoing considerations into account, the Board, including all of the Independent Board Members, has concluded that Proposal 2 is contrary to the best interests of the Fund and its stockholders.

THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL 2.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of stockholders is required to take action at the meeting. The holders of one-third of the shares entitled to vote on any matter at a stockholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter.

The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1. Because the Fund requires the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1. A “plurality” vote means that the Board Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Board Members. Since the Board Nominees are running unopposed, each Board Nominee only needs one vote to be elected if there is a quorum present at the meeting.

The affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present is necessary to approve Proposal 2. Abstentions and broker non-votes, if any, will be counted as represented at the meeting and will have the same effect as a vote against Proposal 2.

Proposal 2 is non-binding and requests that the Board take specific action to effect a self-tender offer for all of the outstanding shares of common stock of the Fund. If Proposal 2 is approved at the meeting, the Board would continue to exercise its fiduciary duty to act in the interest of the Fund’s stockholders in investigating further the details and potential benefits and detriments of authorizing a self-tender offer for all of the Fund’s outstanding shares of common stock, but would not be obligated to conduct such a tender offer. In addition, even if the Board concluded that a self-tender offer was in the best interest of the Fund and its stockholders, it may authorize a self-tender offer with terms that are different from those contained in Proposal 2.

If Proposal 2 is approved and the Board authorizes a self-tender offer for all outstanding shares of common stock of the Fund and more than 50% of the Fund’s shares are tendered pursuant to that tender offer, it will remain within the Board’s discretion to determine: (i) whether to cancel the tender offer; and (ii) if so, whether to approve and submit to stockholders for their approval a proposal to liquidate the Fund or convert the Fund to (or merge the Fund with) a mutual fund or an exchange traded fund (“ETF”). Even if the Board were to determine to cancel any such self-tender offer in the circumstances requested by Proposal 2, voting for Proposal 2 at the meeting will not enable stockholders to choose, or indicate any preference, between liquidating the Fund, converting it to (or merging it with) a mutual fund or ETF, or taking any other action. Moreover, any such alternative transaction could not occur without (i) the approval of the Board; (ii) a separate mailing of a proxy statement to the Fund’s stockholders that explains the details of the proposed transaction; and (iii) a separate vote of the Fund’s stockholders approving the transaction. Such a process takes additional time and expense, which would be borne entirely by the Fund, and is not guaranteed to succeed if attempted.

Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1 and “AGAINST” Proposal 2.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. Proposal 2 is a “non-routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may NOT have their shares voted by broker-dealer firms in favor of or against Proposal 2. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 or Proposal 2 may be deemed an instruction to vote such shares in favor of Proposal 1 and against Proposal 2.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of Proposal 1 and against Proposal 2. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Fund.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

The Fund’s Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 3101, as amended (AICPA, Professional Standards, AU-C section 260), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

The Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s annual report to stockholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for the Fund during its most recently completed fiscal year. Following the Fund’s Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by its Board, the Fund’s Audit Committee approved the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (the Fund’s fiscal year end is set forth in Appendix E) for inclusion in the Fund’s annual report to stockholders.

Appendix E sets forth the fees billed by the Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e)    Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” “All Other Fees” and fees paid by the Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Fund, the Advisor, and Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Audit Committee complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. The Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to the Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For the Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Fund for which the general pre-approval requirement was waived.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Fund’s Audit Committee was required for the calendar years ended December 31, 2017 and December 31, 2016 were $2,129,000 and $2,154,000, respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of the Fund and of other funds in the Closed-End Complex for a service organization review and subscription to the Deloitte Accounting Research Tool.

The Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to the Fund and the Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of the Fund consists of the following Board Members:

Karen P. Robards (Chair);

Michael J. Castellano;

Frank J. Fabozzi;

W. Carl Kester; and

Catherine A. Lynch.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of April 30, 2018, to the best of the Fund’s knowledge, the persons listed in Appendix F beneficially owned more than 5% of the outstanding shares of the Fund.

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Fund. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock.

Submission of Stockholder Proposals

A stockholder proposal intended to be presented at a future meeting of stockholders of the Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund stockholder intends to present a proposal at the 2019 annual meeting of the Fund’s stockholders and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the stockholder must deliver the proposal to the offices of the Fund by Wednesday, February 6, 2019. In the event the Fund moves the date of its 2019 annual stockholder meeting by more than 30 days from the anniversary of its 2018 annual stockholder meeting, stockholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2019 annual stockholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2019 annual stockholder meeting.

Stockholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2019 annual stockholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2019 annual stockholder meeting in accordance with the By-laws of the Fund. The By-laws for the Fund require that advance notice be given to the Fund in the event a stockholder desires to transact any business, including business from the floor, at an annual meeting of stockholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2019 annual stockholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2019 annual stockholder meeting is held within 25 days of July 30, 2019, must be received by the Fund between Saturday, March 2, 2019 and Monday, April 1, 2019.

In order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Monday, April 1, 2019. In the event the Fund moves the date of its 2019 annual stockholder meeting by more than 25 days from the anniversary of its 2018 annual stockholder meeting, stockholders who wish to submit a proposal or nomination for consideration at the 2019 annual stockholder meeting in accordance with the advance notice provisions of the By-laws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2019 annual stockholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a stockholder upon request. Such requests should be directed to the Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix C—Standing Committees of the Board—Governance Committee.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Stockholder Communications

Stockholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. Stockholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund stockholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may address letters to the CCO, 40 East 52nd Street, New York, NY 10022. Stockholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $61,000 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to the Fund’s stockholders as of the Record Date. Each stockholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Stockholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in the Fund, such as a voting instruction form (or a copy thereof) or a letter from the stockholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered stockholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its current and former stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) information the Fund receives from visits to the Fund’s or its affiliates’ websites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former stockholders, except as permitted by law or as is necessary to respond to regulatory requests or to service stockholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former stockholders to those BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former stockholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2018 annual stockholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

A list of the Fund’s stockholders of record as of the Record Date will be available for inspection at the stockholder meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board, prior to any stockholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any stockholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which stockholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any stockholder meeting may adjourn such meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of stockholders. At the adjourned stockholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned stockholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Board,

Janey Ahn

Secretary of the Fund

June 6, 2018

Appendix A – Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $280,000 per year for his or her services as a Board Member of all funds in the Closed-End Complex that are overseen by the respective director/trustee and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each member of the Audit Committee and Compliance Committee is paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. For the year ended December 31, 2017, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $69,037. The Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by the Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Messrs. Perlowski and Fairbairn serve without compensation from the Fund because of their affiliation with BlackRock, Inc. and the Advisor.

	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Karen P. Robards(2)	Fund Total
Total Compensation from the Fund (1)	$4,029	$5,344	$3,801	$4,409	$4,061	$4,019	$4,029	$5,384	$35,076

Total Compensation from Closed-End Complex (3)	$310,000	$412,500	$292,500	$340,000	$312,500	$310,000	$310,000	$415,000

Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member	75	75	75	75	75	75	75	75

(1)	Information is as of August 31, 2017, the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards is $706,925, $1,196,499, $804,504, $2,099,188, $1,128,563, $66,125, and $849,666, respectively, as of December 31, 2017. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2017.

(3)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2017. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards deferred $93,000, $103,125, $0, $156,250, $40,000, $62,000, and $41,500, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

A-1

Appendix B – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Fund as of April 30, 2018.

Name of Board Member and Board Nominee	Number of Common Shares	Aggregate Dollar Range of Common Shares in the Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies
Interested Board Members, including the Board Nominees:

Robert Fairbairn	0	$0	Over $100,000	Over $100,000

John M. Perlowski	0	$0	Over $100,000	Over $100,000

Independent Board Members, including the Board Nominees:

Richard E. Cavanagh	524	$1 - $10,000	Over $100,000	Over $100,000

Michael J. Castellano	1,300	$1 - $10,000	Over $100,000	Over $100,000

Cynthia L. Egan	0	$0	Over $100,000	Over $100,000

Frank J. Fabozzi	2,010	$10,001 - $50,000	$10,001 - $50,000	Over $100,000

R. Glenn Hubbard	215	$1 - $10,000	Over $100,000	Over $100,000

W. Carl Kester	3,000	$10,001 - $50,000	Over $100,000	Over $100,000

Catherine A. Lynch	0	$0	Over $100,000	Over $100,000

Karen P. Robards	1,750	$10,001 - $50,000	Over $100,000	Over $100,000

(1)

Includes, as of April 30, 2018, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Enhanced International Dividend Trust (BGY), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Energy and Resources Trust (BGR), BlackRock Floating Rate Income Trust (BGT), BlackRock Limited Duration Income Trust (BLW), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Corporate High Yield Fund, Inc. (HYT) and BlackRock Health Sciences Trust (BME) are eligible investments. As of April 30, 2018, Ms. Egan did not participate in the deferred compensation plan.

As of April 30, 2018, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of the Fund, and the Fund’s Chief Financial Officer did not own any shares in the Fund.

As of April 30, 2018, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

B-1

Appendix C – Standing Committees of the Board

The business and affairs of the Fund are managed by or under the direction of the Board.

Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members and all of whom have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s stockholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. The Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Cynthia L. Egan, Frank J. Fabozzi, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Fund (as defined in the 1940 Act) for election by stockholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

The Governance Committee may consider nominations for Board Members made by the Fund’s stockholders as it deems appropriate. Under the Fund’s By-laws, stockholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, stockholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a stockholder’s intention to introduce a nomination or proposed item of business for an annual stockholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual stockholder meeting. Assuming that the 2019 annual stockholder meeting of the Fund is held within 25 days of July 30, 2019, the Fund must receive notice pertaining to the 2019 annual meeting of stockholders no earlier than Saturday, March 2, 2019 and no later than Monday, April 1, 2019. However, if the Fund holds its 2019 annual stockholder meeting on a date that is not within 25 days before or after July 30, 2019, the Fund must receive the notice of a stockholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the stockholder meeting was mailed or the public disclosure of the date of the stockholder meeting was made, whichever comes first.

The Fund’s By-laws provide that notice of a proposed nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the stockholder in the business, and certain other information about the stockholder.

Further, the Fund has adopted Board Member qualification requirements which can be found in the Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a stockholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to the Fund’s By-laws for more details.

A copy of the Governance Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and the Fund’s third party service providers. The Compliance

Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. The Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Fund’s Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee and Executive Committee met the following number of times during the fiscal year ended August 31, 2017:

Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
14	4	4	4	4

Appendix D – Information Pertaining to the Executive Officers of the Fund

The executive officers of the Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Director, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Neal J. Andrews 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for his services as the Fund’s CCO.

D-1

Appendix E – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Audit Fees		Audit-Related Fees
Fiscal Year Ended August 31, 2017 ($)	Fiscal Year Ended August 31, 2016 ($)	Fiscal Year Ended August 31, 2017 ($)	Fiscal Year Ended August 31, 2016 ($)
62,029	67,027	0	0

Tax Fees and All Other Fees

Tax Fees*		All Other Fees
Fiscal Year Ended August 31, 2017 ($)	Fiscal Year Ended August 31, 2016 ($)*	Fiscal Year Ended August 31, 2017 ($)	Fiscal Year Ended August 31, 2016 ($)
6,732	6,732	0	0

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee(1):

Aggregate Non-Audit Fees

for Pre-Approved Services to the Fund and its Affiliated Service Provider

Fiscal Year Ended August 31, 2017 ($)	Fiscal Year Ended August 31, 2016 ($)
6,732	6,732

(1)

Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of other funds in the Closed-End Complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

E-1

Appendix F – 5% Beneficial Ownership

To the best knowledge of the Fund, based on filings made on or before April 30, 2018 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Fund as of April 30, 2018 (unless otherwise indicated):

Investor	Address	Common Shares Held	Common Shares % Held
Karpus Management, Inc.	183 Sully’s Trail Rd Pittsford, NY 14534	8,608,328	13.46%
Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	8,410,947	13.15%
Wells Capital Management Inc.(1)	420 Montgomery Street San Francisco, CA 94163	7,986,948	12.51%

(1)

Holding information is based on conversations between the Fund and Wells Capital Management Inc. resulting from information contained in a Form 13F filing (reporting the number of common shares of the Fund over which Wells Capital Management Inc. exercises “investment discretion,” as defined in Rule 13f-1(b) under the Exchange Act, as of March 31, 2018), and the outstanding common shares of the Fund as of February 28, 2018.

F-1

Appendix G – Recommendations of the Board(1)

The Board, including the Independent Board Members, has carefully considered Proposal 2 and concluded that Proposal 2 is not in the best interests of the Fund and its stockholders. The Board unanimously recommends a vote “AGAINST” Proposal 2 for the reasons set forth below.

High-Quality Mandate

The Fund is by design and intent a high-quality fund, with a stated investment objective to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund’s investment objective is “fundamental,” which means that it cannot be changed without the approval of the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act).

Consistent with its investment objective, the Fund’s investment policies require it to invest (i) at least 65% of its assets in MBS and (ii) at least 80% of its assets in high-quality securities that are either issued or guaranteed by the U.S. government or one of its agencies or instrumentalities and cash or cash equivalents or are rated at the time of investment either AAA by Standard & Poor’s Corporate Ratings Group or Aaa by Moody’s Investors Services, Inc. As of February 28, 2018, approximately 99% of the Fund’s portfolio consisted of high-quality securities.

Unique Market Position

The Fund is one of the few funds in the closed-end fund industry that offers a high-quality mandate. As of February 28, 2018, the Fund is one of five closed-end funds, out of a universe of 518 exchange-listed closed-end funds, with an allocation of at least 75% to high-quality securities.

In addition, the Fund is the only mortgage closed-end fund that invests primarily in high-quality agency MBS (99% as of February 28, 2018). In contrast, other mortgage closed-end funds allocate a significant percentage of their portfolios to riskier, lower credit quality securities, such as non-agency residential MBS that have no credit guarantee other than the quality of the loans underlying them and any other structural credit protection provided by the terms of the bond. Non-Agency residential MBS are subject to greater risk of default losses and are at greater risk of losing access to secondary market liquidity in times of stress, relative to agency mortgage backed securities.

The Board and BlackRock believe that long-term stockholders value the Fund as one of the few closed-end funds providing a high-quality bond alternative to investors.

Competitive Performance

The Board and BlackRock believe that the Fund has performed well for its investment objective and high credit quality mandate and that stockholders have benefited over the long term from the Fund’s unique investment approach.

(1)	The proxy statement, including the accompanying tables provided herein, contains performance results that reflect past performance and are no guarantee of future results. Investment return and principal value of shares will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance during periods of exceptional market conditions should not be expected to be repeated in a normal market environment. Current performance may be lower or higher than the performance data quoted.

FTSE Mortgage Index

In response to the Proponent’s 2017 Proposal, BlackRock sought to provide a more representative performance baseline. Beginning with the Fund’s stockholder report for the period ended August 31, 2017, the Fund’s performance is measured against the FTSE Mortgage Index (“FTSE Index,” formerly known as the Citigroup Mortgage Index), which is a publicly available index and not adjusted for leverage. While the Fund utilizes out of benchmark allocations to agency CMOs and derivatives to generate income, the underlying collateral for these positions are 30 year and 15 year agency MBS pools, consistent with what is found in the FTSE Index. The Board and BlackRock believe that the consistency of collateral and credit risk make the FTSE Index an appropriate benchmark for comparison for the performance of the Fund. Below are the sector allocations for the Fund and the FTSE Index.

Fund v. Benchmark Holdings

The Fund has generated strong returns over most periods as compared to the FTSE Index and has provided monthly income over a full market cycle. As stated in the Fund’s most recent shareholder report and as of February 28, 2018, the Fund outperformed the FTSE Index at net asset value over the six month, 1-, 3- and 5-year periods. The Fund has also outperformed its benchmark index over the 10-year period.(2) Set forth below is the Fund’s Annualized Total Return on Net Asset Value, as compared to the FTSE Index.

(2)	While the FTSE Index provides a useful measurement of the Fund’s performance, the portfolio investments of the Fund may differ substantially from the securities that comprise the FTSE Index, which may cause the Fund’s performance to differ materially from that of the FTSE Index. Additionally, the Fund employs leverage as part of its investment strategy. In contrast, the FTSE Index is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the FTSE Index in rising markets and underperforming in declining markets.

Annualized Total Return v. FTSE Mortgage Index as of February 28, 2018(1)

(1)	FTSE Mortgage Index (f/k/a Citigroup Mortgage Index). Past performance is not indicative of future results. You cannot invest directly in an unmanaged index.
(2)	Source: BlackRock as of 2/28/18. All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(3)

This unmanaged index includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization. This unmanaged index is not adjusted for leverage.

Additionally, in direct contrast to the performance comparison provided by the Proponent in the Supporting Statement, which discussed performance for the years ended August 31, 2012 through August 2016, set forth below is the Fund’s Annualized Total Return on Net Asset Value, as compared to the FTSE Index, for such time period.

Annualized Total Return v. FTSE Index as of Fiscal Year Ended August 31

Results are annualized for periods greater than one year. Past performance is not indicative of future results. You cannot invest directly in an unmanaged index.

(1)	Source: BlackRock. All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(2)

This unmanaged index includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization. This unmanaged index is not adjusted for leverage.

The Board and BlackRock believe that the Fund’s high-quality bias and risk-controlled investment strategy have helped the Fund cushion downside risk during volatile markets. Notably, in 2008, as bond markets suffered substantial losses, the Fund ranked second overall in net asset value performance out of 475 closed-end funds based on Morningstar data. The Board and BlackRock believe that the Fund presents a much needed investment alternative for investors, particularly those who are concerned about potential heightened credit risk and default risk for lesser credit quality issuers in a volatile market and rising interest rate environment.

Lipper U.S. Mortgage Funds Peer Group

The Board and BlackRock believe that the Lipper Peer Group, referred to by the Proponent, does not provide a meaningful “apples to apples” comparison for the Fund. The Fund’s prior annual shareholder reports compared the Fund’s performance to the Lipper U.S. Mortgage Funds Peer Group as a reference point. As discussed at length in the Fund’s 2017 Annual Meeting Proxy Statement (the “2017 Proxy”), in response to the Proponent’s previously failed stockholder proposal, the Advisor and the Board do not believe that this Lipper Peer Group classification provided the best or sole performance comparison for the Fund given the Fund’s policy to invest at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by Standard & Poor’s Corporation Ratings Group or Aaa by Moody’s Investor’s Service, Inc. In contrast, the Lipper Peer Group, as shown below, contains funds primarily invested in securities with lower credit ratings compared to securities that are rated AAA or issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Lipper Peer Group therefore is not an “apples to apples” comparison; it does not provide the best comparison of the Fund’s performance and should not be used as the sole performance comparison for the Fund.

Lipper U.S. Mortgage Funds Peer Group

Source: BlackRock (BKT), First Trust (FMY) and Nuveen (JMM, JMT and JLS) as of 2/28/2018; Legg Mason (DMO) as of 12/31/2017.

(1)	Includes BB, B, CCC, CC, C, C or Lower, D, and Not Rated.
(2)	Includes AAA, U.S. Government, U.S. Treasury/Agency, Cash, Cash and/or Derivatives, and Cash and Cash Equivalents.

At February 28, 2018, approximately 99% of the Fund’s portfolio consisted of AAA-rated bonds, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities and cash or cash equivalents. The Fund believes that it is the only fund in the Lipper Peer Group with an average credit quality of AAA, making the Fund the lowest risk fund from a credit perspective in the Lipper Peer Group.

Given the limitations of the Lipper Peer Group, the Board has historically considered alternative measures of performance when evaluating the Fund, including a custom internal benchmark, which, since 2010, consisted of the FTSE Index, adjusted for leverage, and a “high-quality” custom peer group of funds (referred to herein as the “Custom Peer Group”) that invest an average of 75% of greater of their portfolio in AAA-rated bonds.

Custom Internal Benchmark

As referenced in the Fund’s “Disclosure of Investment Advisory Agreements” section of the Fund’s 2017 annual shareholder report, given the limitations of the Lipper Peer Group, the Board has historically considered alternative measures of performance when evaluating the Fund, including evaluating the performance of the Fund as compared to a custom internal benchmark. Beginning in 2010, this internal custom benchmark consisted of the FTSE Index (formerly known as the Citigroup Mortgage Index), which is a publicly available benchmark, adjusted for leverage. Set forth below is the Fund’s Annualized Total Return on Net Asset Value for the periods ended August 31, 2017, as compared to the custom internal benchmark.

Annualized Total Return v. Custom Internal Benchmark

Source: BlackRock as of 8/31/2017 (the Fund’s annual shareholder report).

(1)

BlackRock official net annualized total return. BlackRock calculates total return using the actual dividend reinvestment price. Based on Lipper calculated total return data for BlackRock, the Fund outperforms over the 1- and 10-year periods.

*	Custom Internal Benchmark — FTSE Mortgage Index: The FTSE Mortgage Index includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization. The custom internal benchmark adjusts the index for 20% leverage. The custom internal benchmark also subtracts borrowing costs associated with the 20% leverage assumption from the index calculation. The borrowing costs are represented by the LIBOR 3 Month Index.

Custom Peer Group

Historically, BlackRock and the Board have also considered the Fund’s performance relative to a “high quality” custom peer group of funds (referred to herein as the “Custom Peer Group”), consisting of closed-end funds that invest an average of 75% or greater of their portfolios in AAA-rated bonds, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities and cash or cash equivalents. As shown below, there are a total of five funds in the Custom Peer Group, including the Fund. Earlier this year, these Custom Peer Group funds (including the Fund) had between 80% and 99% of their assets invested in high-quality securities, with the Fund having the greatest amount in such high-quality securities.

Custom “High Quality” Funds Peer Group*

Source: BlackRock (BKT, EGF) and MFS (MGF) as of 2/28/2018. Guggenheim (WIA, WIW) as of 1/31/2018.

(1)	Includes AAA, U.S. Government, Federal Agencies, Cash and/or Derivatives.
(2)	Includes BB, B, Below B, CCC, CC, C, D, Not Rated, and Other / Not Rated.
*	Although the Advisor and the Board believe that the Custom Peer Group is a better measure of the Fund’s performance than the Lipper Peer Group, the Board and the Advisor note that none of the funds in the Custom Peer Group invest primarily in mortgage backed securities and thus the Custom Peer Group has its own limitations, as the funds in the Custom Peer Group are not subject to the same risks and potential returns associated with mortgage backed securities as is the Fund.

The Fund has performed very well over most periods as compared to the Custom Peer Group, with the Fund being the best performing fund in the Custom Peer Group for annualized total return based on net asset value for the 3-, 5- and 10-year periods ended August 31, 2017, as well as for 2008.

Custom Peer Group – Annualized Total Return on Net Asset Value

Source: BlackRock, Lipper as of 8/31/2017. Custom Peer Group is the custom “high quality” peer group.

(1)	BlackRock official net annualized total return. BlackRock calculates total return using the actual dividend reinvestment price.
(2)

Custom Peer Group Average includes, and BKT Rank in Custom Peer Group is based on, Lipper’s annualized total return data for BKT that differs from the BlackRock official net annualized total return for BKT as a result of a difference in the dividend reinvestment calculation methodology. BlackRock calculates total return using the actual dividend reinvestment price. The Custom Peer Group Average Total Return on Net Asset Value is calculated by Lipper assuming dividend reinvestment at net asset value on the “Ex Date.” Lipper calculated total return data for BKT is as follows: 1.49% (1 Year); 2.56% (3 Year); 2.22% (5 Year); 5.51% (10 Year); 9.12% (2008). BKT’s ranking over the 1-year period is 3 of 5 if BlackRock official net annualized total return data is used for BKT. BKT’s ranking over the 3-, 5-, and 10-year periods and for 2008 remains the same regardless of whether BlackRock official net annualized total return or Lipper calculated total return data is used for BKT.

As shown below, the Fund has similarly performed very well versus the Custom Peer Group on a risk adjusted basis, as measured by the Sharpe Ratio. The Sharpe Ratio is a measure for calculating risk-adjusted returns. The higher the Sharpe Ratio of a closed-end fund, the better the fund’s historical risk-adjusted performance. The Fund was the best performing fund in the Custom Peer Group for Sharpe Ratio based on net asset value for the 1-, 3-, 5- and 10-year periods ended August 31, 2017, as well as for 2008.

Custom Peer Group – Sharpe Ratio on Net Asset Value

Source: BlackRock, Lipper as of 8/31/2017. Custom Peer Group is the custom “high quality” peer group. The risk-free proxy used in the Sharpe Ratio calculation is the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

(1)	BlackRock official Sharpe Ratio on net asset value.
(2)

Custom Peer Group Average includes, and BKT Rank in Custom Peer Group is based on, Lipper’s annualized total return data for BKT that differs from the BlackRock official net annualized total return for BKT as a result of a difference in the dividend reinvestment calculation methodology. BKT’s rankings in this table remain the same regardless of whether BlackRock official net annualized total return or Lipper calculated total return data is used for BKT. For an explanation of the difference in BlackRock’s and Lipper’s calculations of annualized total return, see footnotes 1 and 2 of the “Custom Peer Group – Annualized Total Return on Net Asset Value” table.

Broadridge Performance Universe

The Advisor and the Board also considered the Fund’s performance relative to a peer group prepared by Broadridge consisting of all leveraged closed-end U.S. mortgage funds, as defined by Lipper, regardless of asset size (“Broadridge Performance Universe”). For the reasons noted in the Lipper Peer Group discussion, BlackRock and the Board believe that comparing the performance of the Fund to its Broadridge Performance Universe does not provide the best comparison for the Fund’s performance and should not be the sole judgment for the performance of the Fund.

Long-term Stockholder Support for the Fund and BlackRock

In 2014 and 2017, stockholders were presented with opportunities to approve substantial changes to the Fund, and in both instances chose to vote against these changes. The Board believes that this indicates that most long-term stockholders value the Fund as one of the few closed-end funds providing a high-quality bond alternative to investors and understand that the Fund has performed appropriately for its investment objective and high-quality bias.

In September 2014, the Fund presented stockholders with the opportunity to vote to approve the combination of the Fund and another BlackRock closed-end fund with and into the BlackRock

Core Bond Trust (the “Combination”). The BlackRock Core Bond Trust invests in a broader range of fixed-income securities than does the Fund, including up to 25% of its portfolio in below investment grade securities. Accordingly, the Combination would have resulted in greater credit risk for the Fund and its stockholders, in exchange for the potential for higher returns. Stockholders of the Fund did not approve the Combination, which resulted in the Fund maintaining its current high-quality form.

In 2017, the Proponent also submitted a proposal which was included in the 2017 Proxy (the “2017 Proposal”). The 2017 Proposal, if approved, would have left the Fund without an investment adviser and potentially resulted in substantial changes to the Fund’s investment strategy, purportedly in the pursuit of potentially higher returns. Again, long-term stockholders did not approve the Proponent’s 2017 Proposal, which resulted in the Fund maintaining its current high-quality form.

These two actions indicate to the Board that stockholders value the Fund as one of the few closed-end funds providing a high-quality bond alternative to investors and understand that the Fund has performed appropriately for its investment objective and high-quality bias. Nevertheless, and having failed in his prior attempt to effectuate dramatic changes to the Fund, the Proponent now pursues another proposal that would damage the Fund and long-term investors.

The Board does not believe that Proposal 2 would be appropriate or in the best interests of the Fund and its long-term stockholders.

Tender Offer Not in the Best Interests of the Fund and the Fund’s Long-Term Stockholders

The Board believes that the unlimited tender offer contemplated in Proposal 2 is not in the best interests of long-term stockholders of the Fund. A large tender offer would primarily benefit short-term stockholders seeking to capitalize on the discount at which many closed-end funds, including the Fund, generally trade, at the expense of longer-term stockholders. The announcement of an intention to conduct a large tender offer may also attract arbitrageurs who would purchase shares for the sole purpose of tendering all of those shares, realizing a short-term trading profit and hoping to trigger the liquidation of the Fund so as to realize additional short-term profit on the return of NAV upon liquidation.

The Board believes that an unlimited tender offer, as set forth in Proposal 2, could, depending on the amount tendered by stockholders:

•

Pressure the Fund to quickly sell a large portion of its portfolio holdings when it is not advantageous for the Fund to do so, including in a way that forces the Fund to reduce its leverage, and the Fund might be forced to sell securities for lower prices than if it were able to sell those securities, at a time of its choosing, over a longer period of time. The Fund may also be forced to reduce leverage because it would no longer be able to meet its risk targets, asset coverage requirements under the Investment Company Act of 1940, as amended, and other contractual obligations;

•	Force the Fund to sell attractive positions at a time when the portfolio managers believed such sales would be inadvisable from an investment perspective;

•	Significantly harm the Fund’s ability to retain assets that the portfolio managers believe are undervalued and may appreciate in the future;

•	Require the Fund to incur significant transactional costs in connection with a tender offer that consequently would be borne either completely or disproportionately by stockholders who do not tender their shares in the proposed tender offer. Any stockholders who do not tender in their shares in the tender offer would incur the tax burden related to any capital gains distributions resulting from the sales. A significant decrease in assets could lead to an increase in the Fund’s expense ratios, which would affect long-term stockholders who do not tender their shares. High expenses could reduce returns, put the Fund at a disadvantage to its larger peers and potentially cause the Fund to trade at substantial discounts in the future. A decline in the amount of the Fund’s assets available for future investment would make it significantly more difficult for the Fund to achieve its investment objective;

•	Eliminate the Fund’s viability as a closed-end fund, resulting in the loss of one of the few closed-end funds that provides a high-credit quality bond alternative to investors;

•

Obligate the Fund to make structural changes that could be costly or impractical. If, for example, following such a large tender offer the Board determined that, at its smaller size, the Fund should merge, open-end or liquidate, long-term stockholders would confront not only the issues described above but also substantial costs associated with those types of non-routine transactions.

Proposal 2 requests that the Board take two distinct and costly actions—first, to conduct a tender offer for all of the Fund’s shares, and second, if at the conclusion of the tender offer more than half of the Fund’s shares have been tendered, to cancel the just-completed tender offer and take the necessary steps to either liquidate or convert to (or merge with) an open-end fund or an ETF. These actions are inconsistent with the performance concerns raised by the Proponent. Instead, Proposal 2 would waste Fund assets and significantly diminish the Fund’s ability to operate effectively, including with reduced or no leverage, without providing any meaningful benefits to stockholders other than a potential one-time narrowing of the Fund’s discount. The Proponent’s supporting statement fails to acknowledge that a subsequent proposal to either liquidate or convert to (or merge with) an open-end fund or an ETF would require a separate board approval and a separate vote of the Fund’s stockholders. Such a process requires additional time and expense, which would be borne entirely by the Fund, and is not guaranteed to succeed if attempted. Proposal 2 is an aggressive attempt by the Proponent to bring forth another proposal after Fund stockholders rejected his 2017 Proposal, which, similar to Proposal 2, sought dramatic and damaging changes to the Fund and resulted in the Fund incurring significant costs.

Inconsistent with the Fund’s Investment Strategies

With respect to the second set of alternatives contained in Proposal 2, the Board believes that liquidating the Fund or converting it to (or merging it with) an open-end fund or ETF would not be in the best interests of the Fund’s stockholders. Each of the alternatives could only be accomplished with additional time and expense, and comes with, among other things, the negative consequences described below, none of which is addressed in Proposal 2.

Liquidation. The liquidation of the Fund would eliminate the Fund as a viable investment option for all stockholders, leaving stockholders with limited alternatives to invest in a similar investment mandate. The Fund is one of the few closed-end funds in the closed-end fund industry that offer a high-quality mandate. Furthermore, the Board believes that the Fund’s investment approach, long-term market performance and the benefits of the Fund’s closed-end fund structure have served long-term stockholders well. A liquidation of the Fund could also have adverse tax consequences for the Fund’s stockholders.

Conversion to with Merger with Open-End/ETF. Converting the Fund to or merging the Fund with a mutual fund or ETF is inconsistent with the Fund’s investment mandate. As a general matter,

closed-end funds differ from mutual funds and ETFs in meaningful ways, such as to the extent to which closed-end funds can use leverage for investment purposes. The Fund uses leverage by borrowing through entering into reverse repurchase agreements, which the Fund may no longer be able to utilize to the same extent if the Fund were converted to or merged with an open-end fund or an ETF. Because closed-end funds are not subject to daily cash flows, portfolio managers are not burdened by non-investment considerations, such as continuous sales or redemptions of shares and the need to manage the Fund’s portfolio accordingly, which can act as a constraint on longer-term performance. Mutual funds must seek to maintain cash reserves to satisfy daily redemptions in amounts that cannot be anticipated and may occur at inopportune times, such as in down markets. If the Fund were to convert to or merge with a mutual fund or an ETF, liquidity concerns and regulatory requirements would limit the portion of the Fund’s assets that could be invested in less liquid or illiquid securities that could be highly attractive from a portfolio management and investment standpoint. Moreover, long-term stockholders could find that their money was invested in an entity with many characteristics different from—and possibly less attractive than—the one in which they had purchased shares.

As a separate matter, the conversion of the Fund to an ETF could require the Fund to apply for, and obtain, an order from the SEC granting exemptions under the 1940 Act necessary for the Fund to operate as an ETF, unless the conversion occurs through a merger or other reorganization with an existing ETF. Obtaining SEC exemptive relief would be a time consuming, costly and labor-intensive process and the Fund cannot assure stockholders that such relief would be granted. In addition, the “conditions to relief” that would be imposed by the SEC could result in substantial changes to the manner in which BlackRock conducts the management and investment program of the Fund. Converting the Fund as an ETF also would require consideration as to the nature of the Fund’s portfolio securities, as shares may be tendered for a basket of the Fund’s securities and/or cash.

A merger of the Fund with a mutual fund or ETF would similarly be a lengthy process, involving substantial costs to the Fund and, indirectly, to stockholders, and also raises many of the same disadvantages detailed above relating to a tender offer or the conversion of the Fund to a mutual fund or an ETF.

Additional Considerations. If Proposal 2 is approved and the Board authorizes a self-tender offer for all outstanding shares of common stock of the Fund and more than 50% of the Fund’s shares are tendered pursuant to that tender offer, it will remain within the Board’s discretion to determine: (i) whether to cancel the tender offer; and (ii) if so, whether to declare advisable and recommend to stockholders for their approval a proposal to liquidate the Fund or convert the Fund to (or merge the Fund with) a mutual fund or an ETF. Accordingly, the liquidation of the Fund or its conversion into or merger with a mutual fund or an ETF cannot occur without (i) the approval of the Board; (ii) a separate mailing of a proxy statement to the Fund’s stockholders that explains the details of the proposed transaction; and (iii) a separate vote of the Fund’s stockholders approving the transaction. With respect to a proposal to convert the Fund to an open-end fund or an ETF, the Fund’s Charter requires the affirmative vote of a majority of the Board Members and at least 75% of the Fund’s outstanding shares entitled to vote on the matter. With respect to a proposal to liquidate the Fund or merge the Fund into an open-end fund or an ETF, Maryland Law requires that such a proposal be approved by the Fund’s stockholders, and the Fund’s Charter, as permitted by Maryland law, requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on the respective matter.

THE BOARD BELIEVES THAT PROPOSAL 2 IS NOT IN THE BEST INTERESTS OF THE FUND OR ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL 2.

BKT-0618

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK INCOME TRUST, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON STOCK

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of BlackRock Income Trust, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of BlackRock Income Trust, Inc. to be held on July 30, 2018 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Stockholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES (PROPOSAL 1) AND “AGAINST” THE STOCKHOLDER PROPOSAL (PROPOSAL 2), IF PROPERLY PRESENTED AT THE MEETING.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on July 30, 2018.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29923

FUND
BlackRock Income Trust, Inc.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE AND “AGAINST” PROPOSAL 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Frank J. Fabozzi	02. Robert Fairbairn	03. Catherine A. Lynch	04. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
BlackRock Income Trust, Inc.	☐	☐	☐

2.	If properly presented at the meeting, a stockholder proposal requesting the Board of Directors to authorize a self-tender offer.

	FOR	AGAINST	ABSTAIN
BlackRock Income Trust, Inc.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	XXXXXXXXXXXXXX	BKT 29923	M XXXXXXXX	+